Themes Silver Miners ETF
Schedule of Investments
June 30, 2025 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Materials - 99.9%(a)
Aya Gold & Silver, Inc. (b)	1,620	$14,573
Coeur Mining, Inc. (b)	5,206	46,125
Endeavour Silver Corp. (b)	3,593	17,678
First Majestic Silver Corp.	5,811	48,092
Fortuna Mining Corp. (b)	4,204	27,507
Franco-Nevada Corp.	636	104,417
Fresnillo PLC	2,494	49,297
Hecla Mining Co.	8,004	47,944
Hochschild Mining PLC	4,349	15,258
Industrias Penoles SAB de CV (b)	1,768	49,160
Jiangxi Copper Co. Ltd. - Class A	1,700	5,559
Jiangxi Copper Co. Ltd. - Class H	14,250	27,665
KGHM Polska Miedz SA (b)	1,402	50,139
MAG Silver Corp.	1,283	27,257
MMG Ltd. (b)	53,967	26,331
Newmont Corp.	1,905	110,985
Pan American Silver Corp.	1,656	47,030
Silvercorp Metals, Inc.	2,984	12,644
Southern Copper Corp.	500	50,573
SSR Mining, Inc. (b)	2,777	35,379
Teck Resources Ltd. - Class B	1,264	51,117
Wheaton Precious Metals Corp.	1,179	106,026
Zhuzhou Smelter Group Co. Ltd. - Class A (b)	900	1,404
Zijin Mining Group Co. Ltd. - Class A	7,400	20,138
Zijin Mining Group Co. Ltd. - Class H	33,850	86,458
		1,078,756
TOTAL COMMON STOCKS (Cost $942,395)		1,078,756

SHORT-TERM INVESTMENTS - 0.0%(c)		Value
Money Market Funds - 0.0%(c)	Shares
First American Treasury Obligations Fund - Class X, 4.24% (d)	174	174
TOTAL SHORT-TERM INVESTMENTS (Cost $174)		174

TOTAL INVESTMENTS - 99.9% (Cost $942,569)		1,078,930
Other Assets in Excess of Liabilities - 0.1%		1,479
TOTAL NET ASSETS - 100.0%		$1,080,409
two		–%
Percentages are stated as a percent of net assets.		–%

PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	Represents less than 0.05% of net assets.
(d)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Themes Silver Miners ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	1,078,756	–	–	1,078,756
Money Market Funds	174	–	–	174
Total Investments	1,078,930	–	–	1,078,930

Refer to the Schedule of Investments for further disaggregation of investment categories.